EXHIBIT 4.1

C

SPECIMEN

COSTAMARE INC.
MARSHALL ISLANDS

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(New York, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

COSTAMARE INC.

INCORPORATED UNDER THE LAWS OF THE REPUBLIC
OF THE MARSHALL ISLANDS

TOTAL AUTHORIZED ISSUE
1,000,000,000 COMMON SHARES PAR VALUE $0.0001 EACH
100,000,000 PREFERRED SHARES PAR VALUE $0.0001 EACH

COMMON SHARES

COMMON SHARES

N U M B E R

S H A R E S

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP Y1771G 10 2

THIS IS TO CERTIFY that

is the owner of

FULLY PAID AND NONASSESSABLE COMMON SHARES OF CAPITAL STOCK OF

COSTAMARE INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS, the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

SECRETARY

CHIEF EXECUTIVE OFFICER

© SECURITY-COLUMBIAN BANKNOTE COMPANY

The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designation, relative rights, preferences and limitations of the shares of each class and each series of a class of shares authorized to be issued by the Corporation. With respect to the preferred shares of the Corporation, in accordance with the Articles of Incorporation, as such have been or may be amended and/or restated of the Corporation, the Board of Directors is expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of the Preferred Stock, for series of Preferred Stock and, with respect to each series, to fix the number of shares constituting such series and designations of such series, the voting power (if any) of the shares of such series and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. Such request may be made to the Secretary of the Corporation or the Transfer Agent.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A STOCKHOLDERS RIGHTS AGREEMENT BETWEEN COSTAMARE INC. AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS THE RIGHTS AGENT (THE ”RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF COSTAMARE INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. COSTAMARE INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT	–		Custodian
					(Cust)		(Minor)
TEN ENT	–	as tenants by the entireties			under Uniform Gifts to Minors Act

JT TEN	–	as joint tenants with right of			(State)
survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

___________________________________________________________________________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______ _________________________________________________________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

Signature(s):

X

X
	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.